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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported)
                                   May 8, 2003




                          EasyLink Services Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


  Delaware                               000-26371                13-3787073
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 (State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)              Identification No.)




                              33 Knightsbridge Road
                              Piscataway, NJ 08854
                     ---------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (732) 652-3500


                                       N/A
                                       ---
           Former Name or Former Address, if Changed Since Last Report




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Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits.


(c) Exhibits.

The following exhibits are filed herewith:

         Exhibit No. 99.1  Press Release dated May 8, 2003.


Item 9. Regulation FD Disclosure

The following information is furnished pursuant to Item 12 (Disclosure of Results of Operations and Financial Condition).

On May 8, 2003, EasyLink Services Corporation issued a press release reporting on its financial results for the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 8, 2003

                                         EASYLINK SERVICES CORPORATION


                                         By:  /s/ Thomas Murawski
                                              --------------------------------
                                              Thomas Murawski, Chief Executive
                                              fficer and President


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                                INDEX TO EXHIBITS



Exhibit No.                                 Description
-----------                                 ------------
  99.1                                      Press Release dated May 8, 2003